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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2004

PIONEER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-8182 (Commission File Number)	74-2088619 (I.R.S. Employer Identification No.)
9310 Broadway, Building I San Antonio, Texas 78217 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (210) 828-7689

Items 5 and 12.    Other Events and Regulation FD Disclosure; Results of Operations and Financial Condition.

        On July 28, 2004, Pioneer Drilling Company ("Pioneer") issued a press release which provided an update as to its expectations for Pioneer's operating results for the first quarter of fiscal 2005. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated by reference.

Item 7.    Financial Statements and Exhibits.

(c)
Exhibits. The following is being furnished as an exhibit to this report:

99.1
Press release dated July 28, 2004.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY
By:	/s/ WILLIAM D. HIBBETTS William D. Hibbetts Senior Vice President and Chief Financial Officer

Date: July 28, 2004

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  Items 5 and 12. Other Events and Regulation FD Disclosure; Results of Operations and Financial Condition.
  Item 7. Financial Statements and Exhibits.
SIGNATURE